MANAGEMENT CHANGES	9 Months Ended
Sep. 30, 2018
Management Changes
MANAGEMENT CHANGES

NOTE 8  MANAGEMENT CHANGES

On July 25, 2018, the Board of Directors of RMS removed Andrew I. Sealfon as President, Chief Executive Officer and Chairman of the Board, effective immediately.  Consequently, Mr. Sealfon’s employment was terminated.  Mr. Sealfon remains a director.  Also on July 25, 2018, Daniel S. Goldberger was appointed as President and Chief Executive Officer on an interim basis and as Chairman of the Board, and replaced as the Lead Director.  The Board appointed Joseph M. Manko, Jr., a current RMS director, as Lead Director.

On September 4, 2018, Donald B. Pettigrew was employed as the Company’s President and Chief Commercial Officer.  Mr. Pettigrew’s annual base compensation is $325,000 and he will be eligible to earn an annual bonus in accordance with the Company policy and procedure for granting of a specified executive bonus which is equivalent to 50% of base compensation based on achievement of goals payable in cash.  Mr. Pettigrew will receive a sign-on stock option grant of 1,000,000 non-qualified stock options at an exercise price of $1.23 that vest twenty-five percent 25% at the one (1) year anniversary of the Effective Date and twelve and one-half percent (12.5%) every six (6) months thereafter until fully vested.  Mr. Pettigrew will also receive reimbursement for commuting expenses to and from the corporate offices for up to twelve (12) months following the effective date of his agreement.

On October 12, 2018, the Company entered into an employment agreement with Daniel S. Goldberger with respect to his service as interim Chief Executive Officer (the “Employment Agreement”).  Mr. Goldberger’s monthly base compensation is $30,000 a month and he received a signing bonus in the amount of $75,000.  Mr. Goldberger will receive a performance bonus based upon amounts payable to the person who first succeeds Mr. Goldberger as chief executive officer of the Company, which performance bonus will equal 50% of the initial annual base salary and 50% of the initial target bonus payable to such successor (the “Performance Bonus”). The Performance Bonus will be paid in cash and/or shares of the Company’s Common Stock, as may be determined in the sole discretion of the Board, sixty (60) days following Mr. Goldberger’s termination of employment under the employment agreement. Notwithstanding the above, no Performance Bonus will be paid to Mr. Goldberger in the event he becomes the chief executive officer of the Company following his tenure under the Employment Agreement, he resigns his employment prior to the appointment of his successor to the position of chief executive officer of the Company, he is terminated by the Company for “Cause” (as defined in the Employment Agreement), or he fails to use his best efforts in assisting in the orderly transition of his successor to the position of chief executive officer of the Company (as determined by the Board).  Mr. Goldberger was issued a 10-year non-qualified option under the Company’s 2015 Stock Option Plan to purchase up to 500,000 shares of the Company’s Common Stock at an exercise price of $1.57 per share, of which 100,000 shares vested immediately, and the remaining 400,000 shares will vest at the rate of 25,000 shares per completed quarter.